UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    June 28, 2013

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company (A Delaware Corporation) 30 Ivan Allen Jr. Boulevard, N.W. Atlanta, Georgia 30308 (404) 506-5000	58-0690070

1-6468	Georgia Power Company (A Georgia Corporation) 241 Ralph McGill Boulevard, N.E. Atlanta, Georgia 30308 (404) 506-6526	58-0257110

The names and addresses of the registrants have not changed since the last report.

This combined Form 8-K is filed separately by two registrants: The Southern Company and Georgia Power Company. Information contained herein relating to each registrant is filed by each registrant solely on its own behalf. Each registrant makes no representation as to information relating to the other registrant.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.
See MANAGEMENT'S DISCUSSION AND ANALYSIS - FUTURE EARNINGS POTENTIAL - “PSC Matters - Georgia Power - Rate Plans” of The Southern Company (“Southern”) and MANAGEMENT'S DISCUSSION AND ANALYSIS - FUTURE EARNINGS POTENTIAL - “PSC Matters - Rate Plans” of Georgia Power Company (“Georgia Power”) in Item 7 of each company's Annual Report on Form 10-K for the year ended December 31, 2012 (the “Annual Report”). Also see Note 3 to the financial statements of Southern under “Retail Regulatory Matters - Georgia Power - Rate Plans” and of Georgia Power under “Retail Regulatory Matters - Rate Plans” in Item 8 of the Annual Report for information regarding Georgia Power's current retail rate plan (the “2010 Alternate Rate Plan”).
In accordance with the 2010 Alternate Rate Plan, Georgia Power filed a base rate case with the Georgia Public Service Commission (“PSC”) on June 28, 2013 (the “2013 Rate Case”). The filing includes a requested rate increase totaling $482 million, or 6.1 percent of retail revenues, to be effective January 1, 2014 based on a proposed retail return on common equity (“ROE”) of 11.50 percent.  The requested increase will be recovered through Georgia Power's existing base rate tariffs as follows: $334 million through the traditional base rate tariffs, $132 million through the Environmental Compliance Cost Recovery (“ECCR”) tariff, $5 million through the Demand Side Management tariffs, and $11 million through the Municipal Franchise Fee tariff.  The filing reflects revenue requirements that have been levelized over the three-year period ending December 31, 2016 to provide stable rates to customers during a period of rising costs.  The request is being made to allow Georgia Power to recover the costs of recent and future investments in infrastructure including environmental controls, transmission and distribution, generation, and smart grid technologies in order to maintain high levels of reliability and superior customer service.
The primary points of the 2013 Rate Case are:

•	Continuation of the traditional base rate tariffs through December 31, 2016 based on a test year ending July 31, 2014 with a modification for an appropriate three-year levelization adjustment.

•	Continuation of the ECCR tariff through December 31, 2016 with a modification for an appropriate three-year levelization adjustment.

•	Continuation of an allowed retail ROE range of 10.25 percent to 12.25 percent.

•
Continuation of the process whereby two-thirds of any earnings above the top of the allowed ROE range will be shared with Georgia Power's customers and the remaining one-third will be retained by Georgia Power.

•	Continuation of the option to file an Interim Cost Recovery tariff in the event earnings are projected to fall below the bottom of the ROE range during the three-year term of the plan.
Georgia Power expects the Georgia PSC to issue a final order in this matter during December 2013. The ultimate outcome of this matter cannot be determined at this time.
Cautionary Note Regarding Forward-Looking Statements

Certain information contained in this Current Report on Form 8-K is forward-looking information based on current expectations and plans that involve risks and uncertainties. Forward-looking information includes, among other things, statements concerning the 2013 Rate Case. Southern and Georgia Power caution that there are certain factors that could cause actual results to differ materially from the forward-looking information that has been provided. The reader is cautioned not to put undue reliance on this forward-looking information, which is not a guarantee of future performance and is subject to a number of uncertainties and other factors, many of which are outside the control of Southern and Georgia Power; accordingly, there can be no assurance that such suggested results will be realized. The following factors, in addition to those discussed in each company's Annual Report, and subsequent securities filings, could cause actual results to differ materially from management expectations as suggested by such forward-looking information: state and federal rate regulations and the impact of pending and future rate cases and negotiations, including rate actions relating to fuel and other cost recovery mechanisms and the 2013 Rate Case; the impact of recent and future federal and state regulatory changes, environmental laws including regulation of water, coal combustion byproducts, and emissions of sulfur, nitrogen, carbon, soot, particulate matter, hazardous air pollutants, including mercury, and other substances, financial reform legislation, and also changes in tax and other laws and regulations to which Georgia Power is subject, as well as changes in application of existing laws and regulations; current and future litigation, regulatory investigations, proceedings, or inquiries, including the pending Environmental Protection Agency civil action against Georgia Power, Federal Energy Regulatory Commission matters, and Internal Revenue Service and state tax audits; the effects, extent, and timing of the entry of additional competition in the markets in which Georgia Power operates; variations in demand for electricity, including those relating to weather, the general economy and recovery from the recent recession, population and business growth (and declines), the effects of energy conservation measures, and any potential economic impacts resulting from federal fiscal decisions; available sources and costs of fuels; effects of inflation; ability to control costs and avoid cost overruns during the development and construction of facilities, including the development and construction of facilities with designs that have not been finalized or previously constructed, to construct facilities in accordance with the requirements of permits and licenses, and to satisfy any operational and environmental performance standards, including the requirements of tax credits and other incentives; investment performance of Southern's employee benefit plans and Georgia Power's nuclear decommissioning trust funds; advances in technology; regulatory approvals and actions related to the Plant Vogtle expansion, including Georgia PSC approvals, Nuclear Regulatory Commission actions, and potential U.S. Department of Energy loan guarantees; the inherent risks involved in operating and constructing nuclear generating facilities, including environmental, health, regulatory, natural disaster, terrorism, and financial risks; the ability of counterparties of Georgia Power to make payments as and when due and to perform as required; the ability to obtain new short- and long-term contracts with wholesale customers; the direct or indirect effect on Georgia Power's business resulting from terrorist incidents and the threat of terrorist incidents, including cyber intrusion; interest rate fluctuations and financial market conditions and the results of financing efforts, including Southern's and Georgia Power's credit ratings; the impacts of any potential U.S. credit rating downgrade or other sovereign financial issues, including impacts on interest rates, access to capital markets, impacts on currency exchange rates, counterparty performance, and the economy in general, as well as potential impacts on the availability or benefits of proposed U.S. Department of Energy loan guarantees; the ability of Georgia Power to obtain additional generating capacity at competitive prices; catastrophic events such as fires, earthquakes, explosions, floods, hurricanes, droughts, pandemic health events such as influenzas, or other similar occurrences; the direct or indirect effects on Georgia Power's business resulting from incidents affecting the U.S. electric grid or operation of generating resources; and the effect of accounting pronouncements issued periodically by standard setting bodies. Southern and Georgia Power expressly disclaim any obligation to update any forward-looking information.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2013	THE SOUTHERN COMPANY By /s/Melissa K. Caen Melissa K. Caen Secretary

GEORGIA POWER COMPANY By /s/Melissa K. Caen Melissa K. Caen Assistant Secretary